UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2017

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment Filing”) amends and updates the disclosures made in the Current Report on Form 8-K filed by Verastem, Inc.  (the “Company”) on September 6, 2017 relating to Item 5.02 of Form 8-K (the “Original Filing”) in which the Company disclosed that the Board of Directors appointed Brian Stuglik as a Class II director of the Company, effective as of September 2, 2017. The Original Filing did not include information regarding the committees of the Company’s Board of Directors on which Mr. Stuglik would serve, because the information was unavailable at that time. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment Filing is being filed for the purpose of providing that information

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2017, the Board of Directors of the Company appointed Mr. Stuglik to serve on the  Compensation Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Date: September 25, 2017	By:	/s/ Julie B. Feder
Julie B. Feder
Chief Financial Officer